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                                                                    Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and "Selected Financial Data" and to the use of our report dated January 21, 2000, in the Registration Statement (Form S-1) and related Prospectus of Pointshare Corporation for the registration of shares of its common stock.

                                          /s/ Ernst & Young LLP

Seattle, Washington
February 29, 2000